Exhibit 99.1

1 TELA Bio: Advancing Soft Tissue Reconstruction May 2020

2 Forward Looking Statements This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this document, including but not limited to statements regarding possible or assumed future results of ope rat ions, business strategies, development plans, regulatory activities, market opportunity competitive position, potential growth opportunities, and the effects of competition, are forw ard - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause TELA Bio, Inc.’s (the “Company”) actual results, perf orm ance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can i dentify forward - looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “belie ve, ” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. The Company has based these forward - looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’ s b usiness, financial condition and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertaint ies and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, including, among others: the impact to the Compan y's business of the ongoing COVID - 19 pandemic, including any impact on the Company's ability to market its products, demand for the Company's products due to deferral of pr oce dures using the Company's products or disruption in the Company's supply chain, the Company's ability to achieve or sustain profitability, the Company's ability to gain market a cce ptance for the Company's products and to accurately forecast and meet customer demand, the Company's ability to compete successfully, the Company's ability to enhance the Compan y's product offerings, development and manufacturing problems, capacity constraints or delays in production of the Company's products, maintenance of coverage and a deq uate reimbursement for procedures using the Company's products, product defects or failures. These and other risks and uncertainties are described more fully in the "Ris k F actors" section and elsewhere in the Company's filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statement s as predictions of future events. The events and circumstances reflected in the Company’s forward - looking statements may not be achieved or occur, and actual results could diffe r materially from those projected in the forward - looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may eme rge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or othe rwi se.

3 A commercial stage medical technology company marketing a new category of tissue reinforcement materials to address unmet needs in soft tissue reconstruction ▫ Differentiated portfolio of advanced reinforced tissue matrices addressing hernia repair, abdominal wall reconstruction and plastic and reconstructive surgery ▫ Headquartered: Malvern, Pennsylvania TELA Bio Snapshot 1. Management estimate. $2B total equals $1.5B hernia & abdominal wall reconstruction and $0.5B plastic reconstructive surg ery . ~$2B U.S Market Opportunity 1 Innovative Products Reduce Overall Costs of Care Improve Clinical Outcomes

OviTex: ~$1.5 Billion Annual U.S. Total Addressable Hernia Market Opportunity

Procedure	Market	Procedures
Complex, Moderate Ventral / Abdominal Wall Reconstruction	**~$350 million US market**[1]	~58,000 total procedures per year
Simple Ventral Hernia Repair	**~$500 million US market**[1]	~326,000 total procedures per year
Inguinal Hernia Repair	**~$650 million US market**[1]	~711,000 total procedures per year
Hiatal Hernia Repair	**~$40 million US market**[1]	~40,000 total procedures per year

OviTex
~$1.5 Billion TAM
Opportunity

TELA BIO

Source: Millennium Research Group Reports, IMS Health Data

1) Management estimate. Market size based volume weighted average selling price for OviTex

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5 What is a hernia? ▫ Occurs when an internal part of the body pushes through a weakness or hole in the muscle or surrounding tissue ▫ Natural occurring weakness ▫ Weakness from previous surgical incision ▫ Likelihood of developing a hernia increases with age & obesity Treating a hernia ▫ Surgical repair of a hernia with a reinforcing material (mesh) is standard of care ▫ ~90% of hernia patients receive a mesh repair 1 ▫ Mesh intended to reinforce the defect and provide long - term support Hernias Occur Throughout the Abdomen 1 Funk LM, Perry KA, Narula VK, Mikami DJ, Melvin WS. Current national practice patterns for inpatient management of ventral ab do minal wall hernia in the United States. Surg Endosc . 2013;27(11):4104 - 4112.

6 Ventral Hernia: Complex Patient Population • CDC Wound Class I (clean) • Healthier patients - no co - morbidities • Primary hernia repair • CDC Wound Class II (clean - contaminated) • Patient co - morbidities (i.e. obesity, diabetes, COPD) • May have prior hernia repair failure • CDC Wound Class III (contaminated) & IV (infected) • Large defects • Infected synthetic mesh removals • Multiple prior hernia repair failures SIMPLE MODERATE COMPLEX Ventral Hernia Complexity Objective is to give patient the best repair the first time to prevent the simple patient from becoming the complex

Current Ventral Hernia Treatment Options: No Perfect Product

PERMANENT SYNTHETIC MESH	RESORBABLE SYNTHETIC MESH	BIOLOGIC MESH
	Natural Repair Products	*Natural Repair Products*
BARD Ventralight™	BARD PHASIX™ Mesh	LifeCell Strattice™
Medtronic ProGrip™	GORE GORE® BIO-A®	ACell Gentrix®
Medtronic Parietex™		INTEGRA SurgiMend®
Johnson & Johnson PROCEED®		BARD XenMatrix™

Simple Ventral Hernia

Inguinal Hernia

Complex, Moderate Ventral Repair / Abdominal Wall Reconstruction

Hiatal Hernia Repair

TELA BIO
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Limitations of Reconstruction Materials Used in Hernia Repair

PERMANENT SYNTHETIC MESH

- Persistent inflammatory response
- Encapsulation of implant
- Chronic post operative pain
- Scar tissue / lack of remodeling
- Mesh infections
- Significant costs of re-operation
- Organ erosion or perforation
- 6,000 related U.S. lawsuits
- **Danish Hernia Database: ~17% reintervention at five years[1]**

RESORBABLE SYNTHETIC MESH

- Inflammatory response until absorbed
- Encapsulation of implant or until absorbed
- Scar tissue / lack of remodeling
- Mesh infection until resorbed
- Organ erosion or perforation
- Lack of mid-term and long-term reinforcement
- **Recurrence rate of 12% at 18-months follow-up[2]**

BIOLOGIC MATRICES

- Lack of strength or durability
- Prone to laxity and stretching
- Difficulty in surgeon handling
- Difficult using in robotic surgery / LAP
- High costs
- **RICH study: recurrence rates of 22% and 33% at 12-months and 24-months follow-up, respectively[3]**

TELA BIO

1. Kokotovic, Bisgaard and Helgstrand, *Long-term Recurrence and Complications Associated With Elective Incisional Hernia Repair.* JAMA. 2016;316(15):1575-1582. doi:10.1001/jama.2016.15217 (on-line)
2. Roth, JS et. al, (2017) "Prospective evaluation of poly-4-hydroybutyrate mesh in CDC class I/high-risk ventral and incisional hernia repair: 18-month follow-up." Surgical Endoscopy.
3. Itani, KMF et. al, (2012) "Prospective study of single-stage repair of contaminated hernias using a biologic porcine tissue matrix: The RICH Study" Surgery

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9 Purposefully Designed Biologic & Polymer Solutions for Specific Clinical Needs Our Solution: New Category of Tissue Reinforcement Materials Biologic Tissue derived from sheep Polymer Fibers Innovative Textile Engineering Hernia & Ab Wall Reconstruction Plastic Reconstruction Surgeon Collaboration Polymer fibers interwoven through layers of biologic material in unique embroidered patterns

High Quality Biologic Material Drives Technology Platform

TELA maintains a definitive license agreement with Aroa BioSurgery for the use of ovine rumen

AROA

- Aroa has two issued patents protecting the use of ovine rumen for use as a source of extracellular matrix
- Exclusive license in North America and Europe for hernia repair, abdominal wall and breast reconstruction
- Ovine rumen is high quality biologic source material, sourced from New Zealand and subject to strict quality controls
  - Plentiful supply – ~27 million sheep in New Zealand
  - Low cost of goods
  - Homogenous, intact, minimally processed material – lends itself to be a good building block for fabrication into medical devices

TELA

- Product development, commercial strategy & execution and clinical data generation
- Revenue sharing agreement based on net sales; **TELA retains 73% of net sales**

Aroa BioSurgery

- Manufacturing and supply of product
- Aroa receives 27% of net sales

TELA BIO

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11 Our Solution: A New Category of Soft Tissue Reinforcement Materials ▫ Designed in close collaboration with more than 100 surgeons ▫ Products designed with over 95% biologic material (<5% polymer/synthetic content) ▫ Benefits of both biologic materials and polymer materials ▫ Supports range of surgical techniques Improve Performance Over Existing Reconstruction Materials Improved Biologic Response Lower Upfront Costs ▫ Reduced foreign body inflammatory response ▫ Improved outcomes of soft tissue reconstructions ▫ Enhanced remodeling of soft tissue and rate of healing ▫ Customers realize ~20% to 40% cost - savings over leading biologic materials and resorbable synthetic mesh ▫ Provides benefits of advanced biologic repair to more patients

12 OviTex: a New Approach to Soft Tissue Reconstruction for Hernia Repair and Abdominal Wall Reconstruction An innovative reinforced tissue matrix designed to reduce stretch compared to biologic matrices and long - term complications experienced with resorbable and permanent synthetic meshes Unique permeable design facilitates rapid fluid transfer and movement of cells through the device Layers of biologic material enable functional tissue remodeling Interwoven polymer for added strength and improved handling Lockstitch embroidery pattern creates a ripstop effect and prevents unraveling when cut

Comprehensive Portfolio for a Range of Hernia Types & Surgical Techniques

Each configuration is available with either permanent (polypropylene) polymer or resorbable (polyglycolic acid) polymer reinforcing the same biologic material.

CONFIGURATION



OviTex

4-layer device, not intended for intraperitoneal placement

Strength*: +
Common Procedures: Moderate ventral hernia (pre-peritoneal placement), inguinal hernia, hiatal hernia



OviTex 1S

6-layer device, with "smooth side" suitable for intraperitoneal placement

Strength*: ++
Common Procedures: Moderate to complex ventral hernia



OviTex 2S

8-layer device, with 2 "smooth sides" suitable for intraperitoneal placement

Strength*: +++
Common Procedures: Complex ventral hernia and abdominal wall reconstruction and can be used for bridging

Images represent permanent polymer OviTex products. Resorbable polymer products have clear polymer.
* Biomechanical data on file.

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14 ▫ OviTex LPR is specifically tailored for robotic - assisted hernia surgical repairs ▫ Significant increase in robotic hernia repairs in last few years ▫ Robotic - assisted hernia repair provides the benefits of laparoscopic repair ▫ Designed for improved surgical handling, access, and primary closure of hernia ▫ Designed for use with a trocar ▫ 4 total SKUs available, following commercial introduction of 3 additional SKUs in December 2019 ▫ Products expected to be used most frequently in simple - moderate ventral hernia patients OviTex LPR for Laparoscopic & Robotic - Assisted Repair

15 91 Adult Patient, Prospective, Single Arm, Multicenter BRAVO Study ▫ 0 (0%) hernia recurrence in first 20 patients at 24 - months ▫ 1 (2%) hernia recurrence in first 57 patients at 12 - months More than 200 Non - Human Primates ▫ OviTex demonstrates more rapid tissue integration and revascularization compared to biologic matrices and lower inflammatory response and better functional tissue remodeling compared to permanent and resorbable synthetic mesh 12 clinical publications ▫ Strong clinical efficacy and low complication rates in range of hernias Continue to build clinical evidence ▫ Additional BRAVO data over time ▫ Plan to initiate a post - market study of OviTex in robotic - assisted hernia repair surgery Disruptive Technology Supported by a Compelling Body of Clinical Evidence

Multiple Future Analyses of BRAVO Data Planned for 2020

BRAVO Study is fully enrolled (n=91) and characterizes OviTex performance in moderate-to-complex ventral hernia patients

Q1 2020	Q2 2020	Q3 2020	Q4 2020
• 20-patients at 24-months • 57-patients at 12-months • 84-patients at 3-months	• ~75 patients at 12-months		• ~50-patients at 24-months

- Primary focus is hernia recurrence rate at each time point
  - Additional information on surgical site occurrence rate will also be analyzed
- Study design allows for robotic, laparoscopic and open implantation of OviTex 1S, allowing for sub-analyses by surgical technique
- Data will be submitted to medical journals and for presentation at key medical conferences throughout the year

TELA BIO
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17 OviTex BRAVO Study Shows Low Recurrence Rate at 12 and 24 - months Product Name Tissue Reinforcement Material Hernia Recurrence Rate Number of Hernia Recurrence Number of Patients who Completed Follow - up Follow - up Period in Months OviTex Reinforced Tissue Matrix 1 57 12 OviTex Reinforced Tissue Matrix 0 20 24 Product Name Tissue Reinforcement Material Hernia Recurrence Rate 1 Number of Hernia Recurrence 1 Number of Patients who Completed Follow - up 1 Follow - up Period in Months Phasix Resorbable Synthetic Mesh 5 95 12 Phasix Resorbable Synthetic Mesh 11 95 18 Phasix Resorbable Synthetic Mesh 19 82 36 Strattice Biologic Matrix 15 69 12 Strattice Biologic Matrix 22 67 24 12% 23% 22% 33% 5% 2% 1) Hernia Recurrence Rate based on number of hernia recurrences reported in patients who completed follow up and patients who re ported recurrent hernia before the specified follow up period. Clinical literature and conference presentations included hernia recurrence rates based on number of hernia recurrences in patients who comprised the in itial intent - to - treat population (including those who did not complete the follow up period and did not report a hernia recurrence). OviTex BRAVO Study Results from Post - Market Clinical Studies of Competitive Materials 0%

18 ▫ Use of biologic matrices validated by growing clinical literature ▫ Biologics provide the following clinical benefits: ▫ Ability to define shape and position ▫ Soft tissue reinforcement ▫ Improvement of tissue quality ▫ Aids in defining the pocket and allows for more immediate tissue expansion ▫ Reduced inflammatory response ▫ Existing biologics are costly, prone to excessive stretch over time, and difficult for surgeons to handle We believe Plastic and Reconstructive Surgery Represents a Significant Market Opportunity Note: Management estimate. Market size based on sales of current biologics ~$500 Million Annual U.S. Market Opportunity Uses ▫ Breast reconstruction ▫ Head and neck surgery ▫ Chest wall reconstruction ▫ Pelvic reconstruction ▫ Extremities reconstruction

OviTex PRS: Purposely Designed for Plastic and Reconstructive Surgery

An innovative reinforced tissue matrix designed to improve outcomes by facilitating fluid management and controlling degree and direction of stretch



Layers of biologic material enable functional tissue remodeling
Corner-lock diamond embroidery pattern allows the product to stretch while maintaining its shape
Fenestrations and slits facilitate fluid management, allow for rapid cellular infiltration, and create a directional bias to the stretch

510(k) cleared April 2019; limited launch ongoing with plans to expand launch in 1H 2020

TELA BIO
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20 Commercial Organization Recognize need for integrated approach to account management to meet the needs of all stakeholders (surgeons, supply chain & OR / materials management) ▫ Single direct sales effort calling on General, Plastic Recon, Colorectal & Trauma surgeons ▫ Supplement high volume territories with Associate Account Managers ▫ Model is scaled at a regional level, with span - of - control for Regional Managers at ~6 - 8 Account Managers Regional Manager Account Managers Business Manager Contract implementation; drive business through supply chain & OR relationships Clinical Development Specialist KOL development; clinical education to surgeons about products & surgical techniques

Focused on Driving Utilization within Accessed Accounts

- Contracts in place with multiple national and regional Group Purchasing Organizations (GPOs)
- Current GPO contracts provide access to ~1,900 hospitals across the U.S., estimated to perform over ~135,000 addressable soft tissue reconstruction procedures[1]
- Data-driven, targeted implementation strategy
- Account Manager hiring for new territories focused on areas with high concentrations of accessed accounts

1. Data based on estimates from Definitive Healthcare and IQVIA Hospital Procedure and Diagnosis data.

TELA BIO
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22 Growth Strategy • U.S. sales force expansion • Surgeon education • Target high - decile hernia and plastic and recon. surgeons Current • Drive adoption within health systems under GPO contracts • Publish BRAVO clinical and health economics data • Pursue additional contracts with large GPOs and IDNs Near - Term • New product features and designs for OviTex and OviTex PRS • OviTex LPR clinical study data • Support investigator - led clinical studies for OviTex PRS Long - Term

23 Revenue Growth Quarterly Results ($ millions) 2018 2019 Annual Results ($ millions) 86.7% growth 12.7% growth $3.3 $3.7 Q1 2019 Q1 2020 Note: Q1 2020 revenue impacted by COVID - 19 pandemic beginning mid - March

24 Statement of Operations Three months Ended March 31 2020 2019 Revenue $3.7 $3.3 Cost of revenue 1.5 1.4 Amortization of Intangible Assets 0.1 0.1 Gross profit $2.2 $1.8 Gross margin 59% 54% Operating expenses: Selling and Marketing 5.3 4.0 General and Administrative 2.5 1.3 Research and Development 0.9 1.7 Gain on litigation settlement 0.0 0.0 Total operating expenses 8.7 7.0 Loss from operations ($6.5) ($5.2) Other (expense) income, net (0.7) (0.8) Net loss ($7.2) ($6.0)

25 Managing Response to COVID - 19 Pandemic Ensure Health & Safety Maintain Operations Manage Expenses • Enabled employees to work remotely • Limited non - essential travel • Implemented increased sanitizing measures and protocols to promote physical distancing • Continue manufacturing at partner facility in New Zealand • Provide uninterrupted customer support & order fulfillment • Implement Virtual Selling Model to engage with and educate surgeon & hospital customers • Launch virtual sales force education programs • Conserve cash of $46.7 million • Reduced consulting spend and temporary base salary reductions for all employees • Implemented hiring freeze • Deferred certain marketing and clinical activities Emerge from a position of strength to drive growth as surgical procedure volumes improve, leveraging the momentum experienced at the beginning of 2020

26 Investment Highlights Advanced reinforced tissue matrix portfolio supported by compelling clinical evidence Focused on ~$2.0 billion annual U.S. total addressable markets Well - defined high - decile surgeon customers targeted by growing direct sales force Long - term supply agreement that provides pricing flexibility — cost savings to healthcare systems Established DRG - based reimbursement pathway for hernia repair Recent product launches in growing categories: robotic hernia surgery + plastic and reconstructive surgery Broad intellectual property portfolio Industry leading executive team with proven track record